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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (Date of earliest event reported): JUNE 28, 2001



                                  UROCOR, INC.
               (Exact name of registrant as specified in charter)




          DELAWARE                       0-28328                75-2117882
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
    of Incorporation)                                        Identification No.)



             840 RESEARCH PARKWAY                           73104
            OKLAHOMA CITY, OKLAHOMA                      (Zip Code)
   (Address of Principal Executive Offices)



                                 (405) 290-4000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS

         On June 28, 2001, DIANON Systems, Inc. ("DIANON") and UroCor, Inc. (UroCor") announced that the companies had signed a definitive merger agreement for the acquisition of UroCor by DIANON. Pursuant to the terms of the merger agreement, at the closing of the transaction, each stockholder of UroCor would receive .4064 shares of common stock of DIANON for each share of UroCor common stock. The consummation of the merger is subject to customary conditions, including approval of the stockholders of both companies and necessary regulatory approvals. A copy of the joint press release of DIANON and UroCor describing the transaction is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 Press Release dated June 28, 2001 relating to the
                       acquisition of UroCor, Inc. by DIANON Systems, Inc.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    June 28, 2001


                               UROCOR, INC.




                               By:           /s/ BRUCE C. HAYDEN
                                   -----------------------------------------
                                                 Bruce C. Hayden
                                       Senior Vice President, Chief Financial
                                          Officer, Secretary and Treasurer

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                               INDEX TO EXHIBITS


EXHIBIT NUMBER                     DESCRIPTION

99.1               Press Release relating to acquisition of UroCor, Inc.
                    by DIANON Systems, Inc


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